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                                                                EXHIBIT 10-Z(vi)





                           PARTICIPATION AGREEMENT


                  FOR PARTICIPATION BY RELATED GROUP MEMBERS
                            (PLAN SECTION 1.1(KK))



        The undersigned Employer, by executing this Participation Agreement, elects to become a Participating Employer in the Plan, as if the Participating Employer were a signatory to the Adoption Agreement. The Participating Employer accepts, and agrees to be bound by, all of the elections granted under the provisions of the Plan as made by Bindley Western Industries, Inc., Employer of the Adoption Agreement ("Signatory Employer").

(1) The Effective Date of the undersigned Employer's participation in the designated Plan is: July 31, 1997

(2)     The undersigned Employer's adoption of this Plan constitutes:

        (a)  The adoption of a new plan by the Participating Employer.

        (b) The adoption of an amendment and restatement of a plan currently maintained by the Employer, identified as Bindley Western Industries, Inc. & Subsidiaries Profit Sharing Plan and having an original effective date of January 1, 1979.

        In Witness Whereof, the Employer and the Trustee, by their respective duly authorized officers, have caused this Adoption Agreement to be executed on this 1st day of March, 1998.

Tennessee Wholesale Drug (TWD)          Key Trust Company of Indiana, NA
------------------------------------    -------------------------------------
(Name of Participating Employer)        (Name Of Trustee)

By: /s/ Michael D. McCormick            By: /s/ April M. Czenkusch
------------------------------------    -------------------------------------
Sec.                                              VP
------------------------------------    -------------------------------------
(Title)                                 (Title)

Bindley Western Industries, Inc.
------------------------------------
(Name of Signatory Employer)

By: /s/
------------------------------------

Exec. V.P. & CFO
------------------------------------

(Title)



NOTE: Each Participating Employer must execute a separate Participation Agreement. See the notes at the end of the Adoption Agreement for important prototype plan information.